Exhibit 99.3
JPMorgan Chase Bank, National Association
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England
August 10, 2005
To: CSK Auto Corporation
645 E. Missouri Ave., Suite 400
Phoenix, Arizona 85012
Attention: Chief Financial Officer
Telephone No.:      602-631-7224
Facsimile No.:        602-234-1062
Re: Warrants Transaction Amendment
     The purpose of this letter agreement (the “Amendment”) is to amend the terms and conditions of the Transaction (the “Transaction”) entered into between JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) and CSK Auto Corporation, a Delaware corporation (the “Company”) pursuant to a letter agreement (the “Confirmation”) dated July 29, 2005, pursuant to which JPMorgan has purchased from the Company a Number of Warrants equal to 4,764,375. This Amendment relates to, and sets forth the terms of, the purchase by JPMorgan from the Company of an additional Number of Warrants (the “Additional Number of Warrants”).
     Upon the effectiveness of this Amendment to the Confirmation, all references to “Number of Warrants” and “Transaction” in the Confirmation, as amended, will include the Additional Number of Warrants purchased by Counterparty pursuant to the terms set forth below and, except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Number of Warrants as if such Additional Number of Warrants were originally subject to Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.
The terms relating to the purchase of the Additional Number of Warrants are as follows:
1. The “Trade Date” with respect to the Additional Number of Warrants will be August 10, 2005.
2. The “Number of Warrants” for the Transaction will be “5,414,063” reflecting an addition of 649,688 Additional Number of Warrants.
3. The “Strike Price” for the Transaction will be $26.29.
4. The “Premium” for the Transaction will be $17,820,000 reflecting an increase of the premium payable by JPMorgan to the Counterparty in the amount of $1,970,000 for to the Additional Number of Warrants.
5. The “Premium Payment Date” with respect to the premium for the Additional Number of Warrants will be August 10, 2005.
6. The Company hereby repeats the representations, warranties and agreements contained in the Confirmation with respect to the Amendment or with respect to the Confirmation, as amended by the Amendment, as the context requires.
JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England & Wales branch No. BR000746. Registered
Branch Office 125 London Wall, London EC2Y 5AJ
Authorised and regulated by the Financial Services Authority

7. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.
8. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.
9. The provisions of this Amendment shall be governed by the New York law (without reference to choice of law doctrine).
JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England & Wales branch No. BR000746. Registered
Branch Office 125 London Wall, London EC2Y 5AJ
Authorised and regulated by the Financial Services Authority

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519.

Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:	/s/ Sudheer Tegulapalle
Authorized Signatory
Name: Sudheer Tegulapalle
Title: Vice President
Accepted and confirmed
as of the Trade Date:
CSK AUTO CORPORATION

By:	/s/ Martin Fraser
Authorized Signatory
Name: Martin Fraser
Title: President and Chief Operating Officer
JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England & Wales branch No. BR000746. Registered
Branch Office 125 London Wall, London EC2Y 5AJ
Authorised and regulated by the Financial Services Authority